Q2 2019 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, PRESIDENT & CEO OWEN SULLIVAN, COO ANDRE FERNANDEZ, CFO July 30, 2019

NOTES TO INVESTORS FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain forward-looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward- looking statements in these materials include statements about NCR’s full year 2019 financial guidance and the expected type and magnitude of the non-operational adjustments included in any forward-looking non-GAAP measures; NCR's strategy and expected areas of focus to drive stockholder value creation including strategic growth platforms, revenue shift to recurring software and services revenue and its impact on revenue, revenue growth acceleration, customer purchasing experience, and sales team quoting and configuration process; spend optimization and related expected investments and results; areas of focus to improve productivity; payments platform integration; NCR's investment priorities and their expected benefits in 2019; NCR's acquisition strategy; and NCR's expected free cash flow generation and capital allocation strategy. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 28, 2019, and those factors detailed from time to time in NCR's other SEC reports. These materials are dated July 30, 2019, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2

NOTES TO INVESTORS NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth, expressed on a constant currency (CC) basis; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non- GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non- GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" means revenue for services under contract for which revenue is recognized over time and (ii) the term "CC" means constant currency. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 3

OVERVIEW RESULTS EXCEED expectations Continued to IMPROVE EXECUTION BANKING REVENUE up 23% cc; ATM revenue up 78% cc Progress building STRATEGIC GROWTH PLATFORMS and TARGETED M&A program 2019 REVENUE GUIDANCE increased 4

Q2 2019 FINANCIAL RESULTS Revenue Adjusted EBITDA FX Impact $(36) million $1.71 $1.54 $235 $263 billion billion million million Q2 2018 Q2 2019 Q2 2018 Q2 2019 Revenue up 11% as reported and up 14% CC Adjusted EBITDA up 12% Non-GAAP Diluted EPS Free Cash Flow FX Impact ($0.05) $27 $0.76 $9 $0.65 million million Q2 2018 Q2 2019 Q2 2018 Q2 2019 Non-GAAP EPS up 17% as reported and up 27% CC Free cash flow down due to higher working capital 5

SHIFT TO SUBSCRIPTION to drive increased recurring revenue across our strategic growth platforms Digital First Digital First Digital First Banking Restaurant Retail Digital Digital Digital Small Connected Convenience Business Services and Fuel Essentials 6

PAYMENTS INTEGRATION NCR Silver Aloha Integration On Track for Integration Complete on Track & POC+ NCR Silver & & Customers Live Live Aloha GA* 2H19 + Proof of Concept * General Availability 7

M&A UPDATE Minority Interest D3 Technology Texas P.O.S. OKI Brazil IT Services in NCR Manaus • Expands • Expands • Increases the • Expands addressable Hospitality breadth of addressable market for Digital sales and NCR's service market in First Banking services offerings in Brazil • Supports the coverage in Brazil U.S. large Texas financial institution market • Platform for international expansion 8

BANKING $ in millions Revenue Operating Income +20% As Reported +37% As +23% FXN Reported $868 +47% FXN $725 $129 $94 Q2 18 Q2 19 Q2 18 Q2 19 Key Highlights • Revenue up 23% CC driven by ATM hardware revenue growth of 78% CC and related software as well as services revenue growth • Operating Income up 47% CC driven by higher volume and favorable mix of revenue 9

RETAIL $ in millions Revenue +4% As Operating Income Reported +6% FXN (2)% As $558 Reported $537 +14% FXN $41 $40 Q2 18 Q2 19 Q2 18 Q2 19 Key Highlights • Revenue up 6% CC driven by increase in payments, self-checkout and services revenue • Operating Income up 14% CC driven by services productivity improvements 10

HOSPITALITY $ in millions Revenue Operating Income +2% As Reported +3% FXN $198 $202 (32)% As Reported (36)% FXN $19 $13 Q2 18 Q2 19 Q2 18 Q2 19 Key Highlights • Revenue up 3% CC driven by increase in cloud and payments revenue • Operating Income down 36% CC driven by unfavorable mix of revenue and continued investment in customer satisfaction initiatives 11

SUPPLEMENTAL REVENUE Q2 2019 Q2 2018 % Change % Change CC Software $496 $470 6% 7% Services $622 $610 2% 5% Hardware $592 $457 30% 33% ATM $312 $180 73% 78% SCO/POS $280 $277 1% 3% Total Revenue $1,710 $1,537 11% 14% $ in millions Key Highlights • Software growth of 7% CC driven by an increase in ATM-related software revenue as well as an increase in cloud and payments revenue • Services growth of 5% CC driven by increase in recurring revenue • Hardware growth of 33% CC driven by 78% CC growth in ATM revenue and 3% CC growth in SCO/POS revenue 12

FREE CASH FLOW, NET DEBT & EBITDA Free Cash Flow Q2 2019 Q2 2018 Cash provided by Operating Activities $87 $119 Total capital expenditures ($73) ($85) Cash used in Discontinued Operations (5) (7) Free Cash Flow $9 $27 $ in millions Net Debt & EBITDA Q2 2019 Q1 2019 Q2 2018 Debt $3,116 $3,211 $3,112 Cash ($335) ($414) ($343) Net Debt 2,781 $2,797 $2,769 Adjusted EBITDA(1) $986 $958 $1,065 Net Debt / Adjusted EBITDA 2.8x 2.9x 2.6x (1) Adjusted EBITDA for the trailing twelve-month period $ in millions 13

2019 GUIDANCE Current Guidance * Previous Guidance Revenue Growth 3% - 4% 1% - 2% Net Income Attributable to NCR $290 - $305 $290 - $305 Adjusted EBITDA $1,040 - $1,080 $1,040 - $1,080 GAAP Diluted EPS $1.91 - $2.01 $1.91 - $2.01 Non-GAAP Diluted EPS $2.75 - $2.85 $2.75 - $2.85 Cash Flow from Operations $705 - $730 $705 - $730 Free Cash Flow $300 - $350 $300 - $350 $ in millions, except per share amounts * Revenue growth guidance raised to 3% to 4% with all other guidance reaffirmed 14

LOOKING FORWARD • Solid execution in Q2 reinforces full year confidence • Targeted investments to drive profitable growth • Mix shift to software, services and recurring revenue • Improve cost structure • Allocate capital to highest growth and return on investment opportunities • Drive cash flow generation 15

SUPPLEMENTARY MATERIALS

Q2 2019 GAAP RESULTS % Change Q2 2019 Q2 2018 As Reported Revenue $1,710 $1,537 11% Gross Margin 471 403 17% Gross Margin Rate 27.5% 26.2% Operating Expenses 314 509 (38)% % of Revenue 18.4% 33.1% Operating Income (Loss) 157 (106) 248% % of Revenue 9.2% (6.9%) Interest and other expense (54) (50) 8% Income Tax Expense (Benefit) 15 (12) 225% Effective Income Tax Rate 14.6% 7.7% Net Income (Loss) From Continuing Operations (attributable to NCR) 88 (143) 162% Diluted EPS $0.58 ($1.31) 144% $ in millions, except per share amounts 17

Q2 2019 OPERATIONAL RESULTS % Change % Change Q2 2019 Q2 2018 As Constant Reported Currency Revenue $1,710 $1,537 11% 14% Gross Margin (non-GAAP) 487 449 8% 12% Gross Margin Rate (non-GAAP) 28.5% 29.2% (70 bps) (30 bps) Operating Expenses (non-GAAP) 295 284 4% 6% % of Revenue 17.3% 18.5% (120)bps (130)bps Operating Income (non-GAAP) 192 165 16% 25% % of Revenue 11.2% 10.7% 50bps 100bps Interest and other expense (non-GAAP) (54) (50) 8% 11% Income Tax Expense (non-GAAP) 22 18 22% 37% Effective Income Tax Rate (non-GAAP) 15.9% 15.7% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) 116 97 20% 30% Diluted EPS (non-GAAP) $0.76 $0.65 17% 27% $ in millions, except per share amounts 18

NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Interest and Other expense (non-GAAP), Effective Income Tax Rate (non-GAAP), Net Income (non-GAAP), Operating Expenses (non-GAAP) and Income Tax Expense (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non- GAAP), gross margin rate (non-GAAP), interest and other expense (non-GAAP), effective income tax rate (non-GAAP), and net income (non-GAAP), operating expenses (non-GAAP) and income tax expense (non-GAAP) are determined by excluding pension mark-to- market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, interest and other expense, effective income tax rate, net income, operating expenses and income tax expense, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. 19

NON-GAAP MEASURES Constant Currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period- over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors. Net Debt and Adjusted EBITDA. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP net income attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve- month Adjusted EBITDA. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. 20

GAAP TO NON-GAAP RECONCILIATION Net Income from Continuing Operations (GAAP) to Adjusted EBITDA (non-GAAP) Q2 2019 Q1 2019 Q2 2018 LTM LTM LTM Q2 2019 Q2 2018 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 177 $ (54) $ (5) $ 88 $ (143) Pension Mark-to-Market Adjustments (45) (45) 28 — — Transformation/Restructuring Costs 181 233 90 14 66 Acquisition-Related Amortization of Intangibles 83 83 102 21 21 Acquisition-Related Costs 5 6 4 — 1 Long-lived and Intangible Asset Impairment Charges — 183 183 — 183 Interest Expense 176 172 165 45 41 Interest Income (5) (5) (3) (1) (1) Depreciation and Amortization 232 237 243 56 61 Income Taxes 102 75 190 15 (12) Stock Compensation Expense 80 73 68 25 18 Adjusted EBITDA (non-GAAP) $ 986 $ 958 $ 1,065 $ 263 $ 235 $ in millions 21

GAAP TO NON-GAAP RECONCILIATION Q2 2019 QTD Transformation Acquisition- Q2 QTD 2019 and related Q2 QTD 2019 GAAP Restructuring amortization of non-GAAP costs intangibles Product revenue $664 $— $— $664 Service revenue 1,046 — — 1,046 Total revenue 1,710 — — 1,710 Cost of products 539 (9) (2) 528 Cost of services 700 (1) (4) 695 Gross margin 471 10 6 487 Gross margin rate 27.5% 0.6% 0.4% 28.5% Selling, general and administrative expenses $252 (4) (15) $233 Research and development expenses 62 — — 62 Total operating expenses $314 (4) (15) $295 Total operating expense as a % of revenue 18.4% (0.1)% (0.9)% 17.3% Income from operations 157 14 21 192 Income from operations as a % of revenue 9.2% 0.8% 1.2% 11.2% Interest and Other (expense) income, net (54) — — (54) Income from continuing operations before income taxes 103 14 21 138 Income tax (benefit) expense 15 3 4 22 Effective income tax rate 14.6% 15.9% Income from continuing operations 88 11 17 116 Net income attributable to noncontrolling interests — — — — Income from continuing operations (attributable to NCR) $88 $11 $17 $116 Diluted earnings per share $0.58 0.07 0.11 $0.76 Diluted shares outstanding 152.7 152.7 $ in millions, except per share amounts 22

GAAP TO NON-GAAP RECONCILIATION Q2 2019 QTD Q2 QTD 2019 Q2 QTD 2019 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $88 $116 Dividends on convertible preferred shares $(12) — Income from continuing operations attributable to NCR common stockholders $76 $116 Weighted average outstanding shares: Weighted average diluted shares outstanding 123.1 123.1 Weighted as-if converted preferred shares 29.6 29.6 Total shares used in diluted earnings per share 152.7 152.7 Diluted earnings per share (1) $0.58 $0.76 $ in millions, except per share amounts (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 23

GAAP TO NON-GAAP RECONCILIATION

Q2 2018 QTD

	Q2 QTD 2018 GAAP	Transformation Costs	Asset Impairment charges	Acquisition-related amortization of intangibles	Acquisition-related costs	Impact of U.S. Tax Reform	Q2 QTD 2018 non-GAAP
Product revenue	**525**	$—	$—	$—	—	—	**525**
Service revenue	**1,012**	—	—	—	—	—	**1,012**
Total revenue	**1,537**	**—**	**—**	**—**	**—**	**—**	**1,537**
Cost of products	**451**	(32)	—	(2)	—	—	**417**
Cost of services	**683**	(9)	—	(3)	—	—	**671**
Gross margin	**403**	41	—	5	—	—	**449**
Gross margin rate	***26.2%***	***2.7%***	***—%***	***0.3%***	***—%***	***—%***	***29.2%***
Selling, general and administrative	**261**	(22)	—	(16)	(1)	—	**222**
Research and development expenses	**65**	(3)	—	—	—	—	**62**
Asset impairment charges	**183**	—	(183)	—	—	—	**—**
Total expenses	**509**	(25)	(183)	(16)	(1)	—	**284**
Total expense as a % of revenue	***33.1%***	*(1.6)%*	*(11.9)%*	*(1.0)%*	*(0.1)%*	*—%*	***18.5%***
Income from operations	**(106)**	**66**	**183**	**21**	**1**	**—**	**165**
Income from operations as a % of revenue	**(6.9)%**	4.2%	11.9%	1.4%	0.1%	—%	**10.7%**
Interest and Other (expense) income, net	**(50)**	—	—	—	—	—	**(50)**
Income from continuing operations before income taxes	**(156)**	66	183	21	1	—	**115**
Income tax expense	**(12)**	16	8	4	—	2	**18**
Effective income tax rate	***8%***						***15.7%***
Income from continuing operations	**(144)**	50	175	17	1	(2)	**97**
Net income attributable to noncontrolling interests	**(1)**	—	1	—	—	—	**—**
Income from continuing operations (attributable to NCR)	**(143)**	**50**	**174**	**17**	**1**	**(2)**	**97**
Diluted (loss) earnings per share	**($1.31)**	**$0.34**	**$1.17**	**$0.11**	**$0.01**	**($0.01)**	**$0.65**
Diluted shares outstanding	**117.9**						**149.2**

$ in millions, except per share amounts

24

GAAP TO NON-GAAP RECONCILIATION Q2 2018 QTD Q2 QTD 2018 Q2 QTD 2018 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) ($143) $97 Dividends on convertible preferred shares (12) — Income from continuing operations attributable to NCR common ($155) $97 stockholders Weighted average outstanding shares: Weighted average diluted shares outstanding 117.9 121.1 Weighted as-if converted preferred shares — 28.1 Total shares used in diluted earnings per share 117.9 149.2 Diluted earnings per share (1) ($1.31) $0.65 $ in millions, except per share amounts (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 25

GAAP TO NON-GAAP RECONCILIATION Q2 2019 QTD Operating Income and Operating Income Rate (non-GAAP) to Operating Income and Operating Income Rate (GAAP) Operating Income Operating Income Rate Banking $129 14.9% Retail 40 7.2% Hospitality 13 6.4% Other 10 12.2% Total Operating Income (non-GAAP) 192 11.2% Less: Transformation and restructuring costs 14 0.8% Acquisition-related amortization of intangibles 21 1.2% Total Operating Income (GAAP) $157 9.2% $ in millions 26

GAAP TO NON-GAAP RECONCILIATION Q2 2018 QTD Operating Income and Operating Income Rate (non-GAAP) to Operating Income and Operating Income Rate (GAAP) Operating Income Operating Income Rate Banking $94 13.0% Retail 41 7.6% Hospitality 19 9.6% Other 11 14.3% Total Operating Income (non-GAAP) 165 10.7% Less: Transformation and restructuring costs 66 4.2% Asset impairment charges 183 11.9% Acquisition-related amortization of intangibles 21 1.4% Acquisition-related costs 1 0.1% Total Operating Loss (GAAP) ($106) (6.9)% 27

GAAP TO NON-GAAP RECONCILIATION Q2 2019 QTD Revenue Growth % (GAAP) to Revenue Growth Constant Currency % (non-GAAP) Revenue Growth Revenue Growth Favorable Constant % (GAAP) (unfavorable) FX Currency % impact (non-GAAP) Banking 20% (3%) 23% Retail 4% (2%) 6% Hospitality 2% (1%) 3% Other 6% (2%) 8% Total Revenue Growth % 11% (3)% 14% 28

GAAP TO NON-GAAP RECONCILIATION Q2 2019 QTD Revenue Growth % (GAAP) to Revenue Growth Constant Currency % (non-GAAP) Revenue Growth Revenue Growth Favorable Constant % (GAAP) (unfavorable) FX Currency % impact (non-GAAP) Software 6% (1%) 7% Services 2% (3%) 5% Hardware 30% (3%) 33% ATM 73% (5%) 78% SCO/POS 1% (2%) 3% Total Revenue Growth % 11% (3)% 14% 29

GAAP TO NON-GAAP RECONCILIATION Q2 2019 QTD Operating Income % (GAAP) to Operating Income Constant Currency % (non-GAAP) Operating Favorable Operating Income Growth (unfavorable) FX Income Growth % (GAAP) impact % (non-GAAP) Banking 37% (10%) 47% Retail (2%) (16%) 14% Hospitality (32%) 4% (36%) Other (9%) 5% (14%) Total Operating Income % 16% (9)% 25% 30

GAAP TO NON-GAAP RECONCILIATION % Change Favorable % Change Q2 Operational Results As (unfavorable) Constant Reported FX impact Currency Revenue 11% (3%) 14% Gross Margin (non-GAAP) 8% (4)% 12% Gross Margin Rate (non-GAAP) (70 bps) (40 bps) (30 bps) Operating Expenses (non-GAAP) 4% (2%) 6% % of Revenue (120)bps 10bps (130)bps Operating Income (non-GAAP) 16% (9%) 25% % of Revenue 50bps (50)bps 100bps Interest and other expense (non-GAAP) (8%) 3% (11%) Income Tax Expense (non-GAAP) 22% (15)% 37% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) 20% (10)% 30% Diluted EPS (non-GAAP) 17% (10%) 27% $ in millions, except per share amounts 31

GAAP TO NON-GAAP RECONCILIATION Diluted Earnings Per Share 2019 Guidance Diluted EPS (GAAP) (1) (2) $1.91 - $2.01 Transformation and restructuring costs $0.31 Acquisition-related amortization of intangibles $0.48 Acquisition-related costs $0.05 Non-GAAP Diluted EPS (1) (3) $2.75 - $2.85 (1) Non-GAAP diluted EPS is determined using the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of weighted average diluted shares outstanding. GAAP EPS is determined using the most dilutive measure, either including the impact of dividends or deemed dividends on the Company's Series A Convertible Preferred Stock in the calculation of net income or loss available to common stockholders or including the impact of the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may not mathematically reconcile. (2) Except for the adjustments noted herein, this guidance does not include the effects of any future acquisitions/divestitures, pension mark-to-market adjustments, taxes or other events, which are difficult to predict and which may or may not be significant. (3) For FY 2019, we have assumed an effective tax rate of 23% to 24% and a share count of 153 million compared to an effective tax rate of 19% and a share count of 150 million in FY 2018. 32

GAAP TO NON-GAAP RECONCILIATION Earnings Before Interest, Taxes, Depreciation & Amortization (Adjusted EBITDA) 2019 Guidance Net Income Attributable to NCR (GAAP) $290 - $305 Transformation and restructuring costs 60 Acquisition-related amortization of intangibles 95 Acquisition-related costs 10 Interest 180 - 195 Taxes 85 - 95 Depreciation and amortization 240 Stock compensation 80 Adjusted EBITDA (Non-GAAP) $1,040 - $1,080 $ in millions 33

GAAP TO NON-GAAP RECONCILIATION 2019 Guidance Cash Provided by Operating Activities $705 - $730 Less: Total capital expenditures (350) - (375) Less: Cash used in Discontinued Operations (30) Free Cash Flow $300 - $350 $ in millions 34